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                                                                     Exhibit (j)


                         CONSENT OF INDEPENDENT AUDITORS

The Board of Trustees
Republic Portfolios:

We consent to the use of our reports, dated December 18, 1998, incorporated herein by reference and to the references to our firm under the caption "Independent Auditors" in the statements of additional information included herein.

                                                       KPMG PEAT MARWICK LLP

Boston, Massachusetts
March 1, 1999




                         CONSENT OF INDEPENDENT AUDITORS

The Board of Trustees
Republic Funds:

We consent to the use of our reports, dated December 18, 1998, incorporated herein by reference and to the references to our firm under the caption "Financial Highlights" in the prospectus and "Independent Auditors" in the statements of additional information included herein.

                                                       KPMG PEAT MARWICK LLP

Boston, Massachusetts
March 1, 1999